Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	September 30	September 30	June 30	September 30	June 30
	2013	2012	2013	2012	2013
ASSETS
Cash and due from banks	$262,938	$217,207	$219,944	21.1%	19.5%
Other interest-earning assets	221,064	202,305	130,065	9.3%	70.0%
Loans held for sale	39,273	85,477	60,909	(54.1)%	(35.5)%
Investment securities	2,686,649	2,790,138	2,915,879	(3.7)%	(7.9)%
Loans, net of unearned income	12,798,865	11,935,260	12,645,418	7.2%	1.2%
Allowance for loan losses	(210,486)	(233,864)	(216,431)	(10.0)%	(2.7)%
Net loans	12,588,379	11,701,396	12,428,987	7.6%	1.3%
Premises and equipment	227,299	225,771	224,418	0.7%	1.3%
Accrued interest receivable	44,715	49,784	45,713	(10.2)%	(2.2)%
Goodwill and intangible assets	533,918	541,845	534,452	(1.5)%	(0.1)%
Other assets	464,502	463,420	462,043	0.2%	0.5%
Total Assets	$17,068,737	$16,277,343	$17,022,410	4.9%	0.3%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$12,721,121	$12,610,359	$12,257,809	0.9%	3.8%
Short-term borrowings	1,198,577	486,971	1,620,318	146.1%	(26.0)%
Other liabilities	230,953	210,707	226,384	9.6%	2.0%
FHLB advances and long-term debt	889,122	908,623	889,167	(2.1)%	—%
Total Liabilities	15,039,773	14,216,660	14,993,678	5.8%	0.3%
Shareholders' equity	2,028,964	2,060,683	2,028,732	(1.5)%	—%
Total Liabilities and Shareholders' Equity	$17,068,737	$16,277,343	$17,022,410	4.9%	0.3%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,063,373	$4,632,509	$4,856,916	9.3%	4.3%
Commercial - industrial, financial and agricultural	3,645,270	3,507,846	3,712,974	3.9%	(1.8)%
Real estate - home equity	1,773,554	1,603,456	1,760,268	10.6%	0.8%
Real estate - residential mortgage	1,327,469	1,214,322	1,313,345	9.3%	1.1%
Real estate - construction	577,342	597,358	610,280	(3.4)%	(5.4)%
Consumer	296,142	301,717	300,233	(1.8)%	(1.4)%
Leasing and other	115,715	78,052	91,402	48.3%	26.6%
Total Loans, net of unearned income	$12,798,865	$11,935,260	$12,645,418	7.2%	1.2%
Deposits, by type:
Noninterest-bearing demand	$3,338,075	$2,904,844	$3,168,781	14.9%	5.3%
Interest-bearing demand	2,986,549	2,702,710	2,714,545	10.5%	10.0%
Savings deposits	3,371,923	3,423,807	3,272,557	(1.5)%	3.0%
Time deposits	3,024,574	3,578,998	3,101,926	(15.5)%	(2.5)%
Total Deposits	$12,721,121	$12,610,359	$12,257,809	0.9%	3.8%
Short-term borrowings, by type:
Customer repurchase agreements	$209,800	$192,082	$196,188	9.2%	6.9%
Customer short-term promissory notes	95,503	124,628	93,671	(23.4)%	2.0%
Federal funds purchased	493,274	170,261	780,459	189.7%	(36.8)%
Short-term FHLB advances	400,000	—	550,000	N/M	(27.3)%
Total Short-term Borrowings	$1,198,577	$486,971	$1,620,318	146.1%	(26.0)%

N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Quarter Ended			% Change from		Nine Months ended
	Sep 30	Sep 30	Jun 30	Sep 30	Jun 30	Sep 30
	2013	2012	2013	2012	2013	2013	2012	% Change
Interest Income:
Interest income	$152,832	$161,060	$153,078	(5.1)%	(0.2)%	$457,232	$491,936	(7.1)%
Interest expense	20,299	25,179	21,013	(19.4)%	(3.4)%	62,990	79,830	(21.1)%
Net Interest Income	132,533	135,881	132,065	(2.5)%	0.4%	394,242	412,106	(4.3)%
Provision for credit losses	9,500	23,000	13,500	(58.7)%	(29.6)%	38,000	76,500	(50.3)%
Net Interest Income after Provision	123,033	112,881	118,565	9.0%	3.8%	356,242	335,606	6.1%
Non-Interest Income:
Service charges on deposit accounts	13,938	15,651	14,651	(10.9)%	(4.9)%	42,700	45,860	(6.9)%
Investment management and trust services	10,420	9,429	10,601	10.5%	(1.7)%	31,117	28,628	8.7%
Other service charges and fees	9,518	11,119	9,508	(14.4)%	0.1%	27,536	33,181	(17.0)%
Mortgage banking income	7,123	10,594	10,997	(32.8)%	(35.2)%	26,293	31,787	(17.3)%
Investment securities gains	2,633	42	2,865	N/M	(8.1)%	7,971	2,831	181.6%
Other	3,725	5,108	3,694	(27.1)%	0.8%	11,315	14,602	(22.5)%
Total Non-Interest Income	47,357	51,943	52,316	(8.8)%	(9.5)%	146,932	156,889	(6.3)%
Non-Interest Expense:
Salaries and employee benefits	63,344	62,161	63,490	1.9%	(0.2)%	188,046	182,612	3.0%
Net occupancy expense	11,519	11,161	11,447	3.2%	0.6%	34,810	33,301	4.5%
Other outside services	5,048	5,600	5,315	(9.9)%	(5.0)%	13,223	13,614	(2.9)%
Data processing	4,757	3,776	4,509	26.0%	5.5%	13,169	11,223	17.3%
Equipment expense	3,646	3,816	3,893	(4.5)%	(6.3)%	11,447	10,370	10.4%
Professional fees	3,329	2,728	3,395	22.0%	(1.9)%	9,771	8,294	17.8%
Operating risk loss	3,297	1,404	1,860	134.8%	77.3%	6,923	6,827	1.4%
Software	3,268	2,511	3,094	30.1%	5.6%	9,110	6,958	30.9%
FDIC insurance expense	2,918	3,029	3,001	(3.7)%	(2.8)%	8,766	9,052	(3.2)%
Marketing	2,251	648	1,922	247.4%	17.1%	6,045	5,703	6.0%
OREO and repossession expense	1,453	2,249	1,941	(35.4)%	(25.1)%	6,248	8,709	(28.3)%
Intangible Amortization	534	756	535	(29.4)%	(0.2)%	1,603	2,318	(30.8)%
Other	11,241	10,143	12,728	10.8%	(11.7)%	35,510	33,757	5.2%
Total Non-Interest Expense	116,605	109,982	117,130	6.0%	(0.4)%	344,671	332,738	3.6%
Income Before Income Taxes	53,785	54,842	53,751	(1.9)%	0.1%	158,503	159,757	(0.8)%
Income tax expense	13,837	13,260	13,169	4.4%	5.1%	38,746	40,152	(3.5)%
Net Income	$39,948	$41,582	$40,582	(3.9)%	(1.6)%	$119,757	$119,605	0.1%
PER SHARE:
Net income:
Basic	$0.21	$0.21	$0.21	—%	—%	$0.62	$0.6	3.3%
Diluted	0.21	0.21	0.21	—%	—%	0.61	0.6	1.7%

Cash dividends	$0.08	$0.08	$0.08	—%	—%	$0.24	$0.22	9.1%
Shareholders' equity	10.55	10.36	10.48	1.8%	0.7%	10.54	10.36	1.7%
Shareholders' equity (tangible)	7.77	7.63	7.72	1.8%	0.6%	7.77	7.63	1.8%

Weighted average shares (basic)	192,251	198,956	193,273	(3.4)%	(0.5)%	193,926	199,371	(2.7)%
Weighted average shares (diluted)	193,259	199,808	194,346	(3.3)%	(0.6)%	194,926	200,321	(2.7)%
Shares outstanding, end of period	192,332	198,975	193,658	(3.3)%	(0.7)%	192,332	198,975	(3.3)%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.93%	1.02%	0.97%			0.95%	0.98%
Return on average common shareholders' equity	7.81%	8.03%	7.89%			7.79%	7.83%
Return on average common shareholders' equity (tangible)	10.69%	11.02%	10.75%			10.62%	10.80%
Net interest margin	3.45%	3.74%	3.52%			3.51%	3.79%
Efficiency ratio	63.92%	56.90%	62.73%			62.81%	57.09%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Quarter Ended
	September 30, 2013			September 30, 2012			June 30, 2013
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,728,162	$139,141	4.34%	$11,922,417	$143,211	4.78%	$12,528,562	$138,002	4.42%
Taxable investment securities	2,446,583	12,977	2.12%	2,392,043	16,658	2.78%	2,410,004	14,516	2.41%
Tax-exempt investment securities	284,372	3,581	5.04%	286,225	3,936	5.50%	280,508	3,608	5.15%
Equity securities	133,200	1,056	3.16%	109,884	820	2.98%	123,848	875	2.83%
Total Investment Securities	2,864,155	17,614	2.46%	2,788,152	21,414	3.07%	2,814,360	18,999	2.70%
Loans held for sale	36,450	382	4.19%	61,001	578	3.79%	42,158	384	3.64%
Other interest-earning assets	140,338	38	0.11%	147,818	35	0.09%	144,945	35	0.10%
Total Interest-earning Assets	15,769,105	157,175	3.96%	14,919,388	165,238	4.41%	15,530,025	157,420	4.07%
Noninterest-earning assets:
Cash and due from banks	210,525			221,561			206,090
Premises and equipment	224,837			222,544			225,915
Other assets	1,007,808			1,098,748			1,060,095
Less: allowance for loan losses	(220,342)			(239,931)			(221,541)
Total Assets	$16,991,933			$16,222,310			$16,800,584
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,895,156	$938	0.13%	$2,608,202	$1,071	0.16%	$2,718,679	$872	0.13%
Savings deposits	3,359,795	1,015	0.12%	3,372,278	1,431	0.17%	3,350,856	1,016	0.12%
Time deposits	3,065,210	6,790	0.88%	3,657,616	11,346	1.23%	3,169,141	7,610	0.96%
Total Interest-bearing Deposits	9,320,161	8,743	0.37%	9,638,096	13,848	0.57%	9,238,676	9,498	0.41%
Short-term borrowings	1,337,742	691	0.20%	588,568	220	0.15%	1,313,424	700	0.21%
FHLB advances and long-term debt	889,141	10,865	4.87%	908,767	11,111	4.88%	889,186	10,815	4.87%
Total Interest-bearing Liabilities	11,547,044	20,299	0.70%	11,135,431	25,179	0.90%	11,441,286	21,013	0.74%
Noninterest-bearing liabilities:
Demand deposits	3,221,648			2,837,539			3,116,940
Other	194,163			188,065			179,875
Total Liabilities	14,962,855			14,161,035			14,738,101
Shareholders' equity	2,029,078			2,061,275			2,062,483
Total Liabilities and Shareholders' Equity	$16,991,933			$16,222,310			$16,800,584
Net interest income/net interest margin (fully taxable equivalent)		136,876	3.45%		140,059	3.74%		136,407	3.52%
Tax equivalent adjustment		(4,343)			(4,178)			(4,342)
Net interest income		$132,533			$135,881			$132,065

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Quarter Ended			% Change from
	Sep 30	Sep 30	Jun 30	Sep 30	Jun 30
	2013	2012	2013	2012	2013
Loans, by type:
Real estate - commercial mortgage	$4,961,871	$4,603,388	$4,758,060	7.8%	4.3%
Commercial - industrial, financial and agricultural	3,706,113	3,529,733	3,714,683	5.0%	(0.2)%
Real estate - home equity	1,767,095	1,597,230	1,732,704	10.6%	2.0%
Real estate - residential mortgage	1,323,972	1,201,179	1,308,713	10.2%	1.2%
Real estate - construction	576,222	605,910	617,577	(4.9)%	(6.7)%
Consumer	299,057	304,800	304,918	(1.9)%	(1.9)%
Leasing and other	93,832	80,177	91,907	17.0%	2.1%
Total Loans, net of unearned income	$12,728,162	$11,922,417	$12,528,562	6.8%	1.6%
Deposits, by type:
Noninterest-bearing demand	$3,221,648	$2,837,539	$3,116,940	13.5%	3.4%
Interest-bearing demand	2,895,156	2,608,202	2,718,679	11.0%	6.5%
Savings deposits	3,359,795	3,372,278	3,350,856	(0.4)%	0.3%
Time deposits	3,065,210	3,657,616	3,169,141	(16.2)%	(3.3)%
Total Deposits	$12,541,809	$12,475,635	$12,355,616	0.5%	1.5%
Short-term borrowings, by type:
Customer repurchase agreements	$196,503	$210,830	$188,339	(6.8)%	4.3%
Customer short-term promissory notes	91,573	127,479	98,207	(28.2)%	(6.8)%
Federal funds purchased	559,992	244,214	776,603	129.3%	(27.9)%
Short-term FHLB advances	489,674	6,045	250,275	N/M	95.7%
Total Short-term Borrowings	$1,337,742	$588,568	$1,313,424	127.3%	1.9%
N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Nine Months ended September 30
	2013			2012
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,506,393	$414,091	4.43%	$11,957,025	$434,520	4.85%
Taxable investment securities	2,426,015	40,890	2.25%	2,442,237	53,943	2.95%
Tax-exempt investment securities	285,638	11,003	5.14%	288,221	12,085	5.59%
Equity securities	125,193	2,848	3.04%	110,807	2,307	2.78%
Total Investment Securities	2,836,846	54,741	2.57%	2,841,265	68,335	3.21%
Loans held for sale	42,122	1,261	3.99%	52,462	1,547	3.93%
Other interest-earning assets	134,460	95	0.09%	126,556	133	0.14%
Total Interest-earning Assets	15,519,821	470,188	4.05%	14,977,308	504,535	4.50%
Noninterest-earning assets:
Cash and due from banks	206,403			239,050
Premises and equipment	225,733			217,351
Other assets	1,045,796			1,105,238
Less: allowance for loan losses	(223,220)			(255,061)
Total Assets	$16,774,533			$16,283,886
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,773,917	$2,687	0.13%	$2,519,454	$3,132	0.17%
Savings deposits	3,348,413	3,054	0.12%	3,341,512	4,751	0.19%
Time deposits	3,184,281	22,901	0.96%	3,799,774	36,958	1.30%
Total Interest-bearing Deposits	9,306,611	28,642	0.41%	9,660,740	44,841	0.62%
Short-term borrowings	1,228,882	1,900	0.20%	758,899	912	0.16%
FHLB advances and long-term debt	889,826	32,448	4.87%	940,348	34,077	4.84%
Total Interest-bearing Liabilities	11,425,319	62,990	0.74%	11,359,987	79,830	0.94%
Noninterest-bearing liabilities:
Demand deposits	3,103,381			2,691,949
Other	190,976			190,476
Total Liabilities	14,719,676			14,242,412
Shareholders' equity	2,054,857			2,041,474
Total Liabilities and Shareholders' Equity	$16,774,533			$16,283,886
Net interest income/net interest margin (fully taxable equivalent)		407,198	3.51%		424,705	3.79%
Tax equivalent adjustment		(12,956)			(12,599)
Net interest income		$394,242			$412,106

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Nine months ended
	September 30
	2013	2012	% Change
Loans, by type:
Real estate - commercial mortgage	$4,796,557	$4,618,389	3.9%
Commercial - industrial, financial and agricultural	3,694,612	3,548,332	4.1%
Real estate - home equity	1,721,041	1,602,812	7.4%
Real estate - residential mortgage	1,305,434	1,173,158	11.3%
Real estate - construction	594,991	629,170	(5.4)%
Consumer	303,127	308,215	(1.7)%
Leasing and other	90,631	76,949	17.8%
Total Loans, net of unearned income	$12,506,393	$11,957,025	4.6%
Deposits, by type:
Noninterest-bearing demand	$3,103,381	$2,691,949	15.3%
Interest-bearing demand	2,773,917	2,519,454	10.1%
Savings deposits	3,348,413	3,341,512	0.2%
Time deposits	3,184,281	3,799,774	(16.2)%
Total Deposits	$12,409,992	$12,352,689	0.5%
Short-term borrowings, by type:
Customer repurchase agreements	$183,432	$212,523	(13.7)%
Customer short-term promissory notes	100,532	142,896	(29.6)%
Federal funds purchased	681,576	390,319	74.6%
Short-term FHLB advances	263,342	13,161	N/M
Total Short-term Borrowings	$1,228,882	$758,899	61.9%

N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Quarter Ended			Nine Months Ended
	Sep 30	Sep 30	Jun 30	Sep 30	Sep 30
	2013	2012	2013	2013	2012
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$217,626	$237,316	$221,527	$225,439	$258,177
Loans charged off:
Commercial - industrial, financial and agricultural	(9,394)	(10,471)	(5,960)	(24,856)	(29,157)
Real estate - commercial mortgage	(3,724)	(7,463)	(5,193)	(13,050)	(43,053)
Real estate - home equity	(2,365)	(1,688)	(1,966)	(6,735)	(6,683)
Real estate - residential mortgage	(767)	(670)	(4,465)	(8,282)	(3,009)
Real estate - construction	(598)	(8,364)	(2,597)	(5,181)	(25,377)
Consumer	(473)	(685)	(433)	(1,456)	(1,790)
Leasing and other	(787)	(625)	(769)	(2,037)	(1,696)
Total loans charged off	(18,108)	(29,966)	(21,383)	(61,597)	(110,765)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	2,295	1,693	756	3,430	3,046
Real estate - commercial mortgage	185	1,317	1,505	2,754	3,286
Real estate - home equity	198	343	192	721	641
Real estate - residential mortgage	245	25	116	442	169
Real estate - construction	379	1,040	744	1,794	2,643
Consumer	294	202	406	1,206	833
Leasing and other	224	298	263	649	738
Recoveries of loans previously charged off	3,820	4,918	3,982	10,996	11,356
Net loans charged off	(14,288)	(25,048)	(17,401)	(50,601)	(99,409)
Provision for credit losses	9,500	23,000	13,500	38,000	76,500
Balance at end of period	$212,838	$235,268	$217,626	$212,838	$235,268
Net charge-offs to average loans (annualized)	0.45%	0.84%	0.56%	0.54%	1.11%
NON-PERFORMING ASSETS:
Non-accrual loans	$143,012	$185,791	$164,039
Loans 90 days past due and accruing	25,271	27,035	25,159
Total non-performing loans	168,283	212,826	189,198
Other real estate owned	18,173	29,217	20,984
Total non-performing assets	$186,456	$242,043	$210,182
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$45,184	$73,879	$57,219
Real estate - commercial mortgage	42,623	64,609	49,429
Real estate - residential mortgage	34,309	24,910	30,660
Real estate - construction	24,396	32,742	29,964
Real estate - home equity	18,691	12,644	19,046
Consumer	3,013	3,942	2,780
Leasing	67	100	100
Total non-performing loans	$168,283	$212,826	$189,198
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$27,820	$36,946	$28,948
Real-estate - commercial mortgage	22,644	32,198	24,828
Real estate - construction	9,841	10,525	10,599
Commercial - industrial, financial and agricultural	8,184	4,795	8,394
Real estate - home equity	1,667	755	1,549
Consumer	11	—	13
Total accruing TDRs	$70,167	$85,219	$74,331
Non-accrual TDRs (1)	30,501	21,167	30,377
Total TDRs	$100,668	$106,386	$104,708
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	September 30, 2013			September 30, 2012			June 30, 2013
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total

Real estate - commercial mortgage	0.40%	0.84%	1.24%	0.46%	1.39%	1.85%	0.47%	1.01%	1.48%
Commercial - industrial, financial and agricultural	0.32%	1.24%	1.56%	0.45%	2.11%	2.56%	0.41%	1.54%	1.95%
Real estate - construction	0.40%	4.22%	4.62%	0.95%	5.48%	6.43%	0.42%	4.91%	5.33%
Real estate - residential mortgage	1.82%	2.58%	4.40%	2.66%	2.05%	4.71%	2.12%	2.33%	4.45%
Real estate - home equity	1.03%	1.05%	2.08%	0.85%	0.78%	1.63%	0.68%	1.08%	1.76%
Consumer, leasing and other	1.83%	0.75%	2.58%	1.84%	1.06%	2.90%	1.47%	0.74%	2.21%
Total	0.66%	1.31%	1.97%	0.80%	1.78%	2.58%	0.68%	1.50%	2.18%
(2) Includes non-accrual loans
ASSET QUALITY RATIOS:
	Sep 30	Sep 30	Jun 30
	2013	2012	2013
Non-accrual loans to total loans	1.12%	1.56%	1.30%
Non-performing assets to total loans and OREO	1.45%	2.02%	1.66%
Non-performing assets to total assets	1.09%	1.49%	1.23%
Allowance for credit losses to loans outstanding	1.66%	1.97%	1.72%
Allowance for credit losses to non-performing loans	126.48%	110.54%	115.03%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	10.92%	13.80%	12.28%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Quarter Ended			Nine Months Ended
	Sep 30	Sep 30	Jun 30	Sep 30	Sep 30
	2013	2012	2013	2013	2012
Shareholders' equity (tangible), per share
Shareholders' equity	$2,028,964	$2,060,683	$2,028,732
Less: Goodwill and intangible assets	(533,918)	(541,845)	(534,452)
Tangible shareholders' equity (numerator)	$1,495,046	$1,518,838	$1,494,280
Shares outstanding, end of period (denominator)	192,332	198,975	193,658
Shareholders' equity (tangible), per share	$7.77	$7.63	$7.72

Return on average common shareholders' equity (tangible)
Net income	$39,948	$41,582	$40,582	$119,757	$119,605
Plus: Intangible amortization, net of tax	347	491	348	1,042	1,507
Net income, less intangible amortization, net of tax (numerator)	$40,295	$42,073	$40,930	$120,799	$121,112
Average shareholders' equity	$2,029,078	$2,061,275	$2,062,483	$2,054,857	$2,041,474
Less: Average goodwill and intangible assets	(534,179)	(542,225)	(534,713)	(534,712)	(542,997)
Average tangible shareholders' equity (denominator)	$1,494,899	$1,519,050	$1,527,770	$1,520,145	$1,498,477
Return on average common shareholders' equity (tangible), annualized	10.69%	11.02%	10.75%	10.62%	10.80%

Efficiency ratio
Non-interest expense	$116,605	$109,982	$117,130	$344,671	$332,738
Less: Intangible amortization	(534)	(756)	(535)	(1,603)	(2,318)
Numerator	$116,071	$109,226	$116,595	$343,068	$330,420
Net interest income (fully taxable equivalent)	$136,876	$140,059	$136,407	$407,198	$424,705
Plus: Total Non-interest income	47,357	51,943	52,316	146,932	156,889
Less: Investment securities gains	(2,633)	(42)	(2,865)	(7,971)	(2,831)
Denominator	$181,600	$191,960	$185,858	$546,159	$578,763
Efficiency ratio	63.92%	56.90%	62.73%	62.81%	57.09%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$186,456	$242,043	$210,182
Tangible shareholders' equity	$1,495,046	$1,518,838	$1,494,280
Plus: Allowance for credit losses	212,838	235,268	217,626
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,707,884	$1,754,106	$1,711,906
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	10.92%	13.80%	12.28%